SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 30, 2005
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania                   0-12870              23-2288763
          -------------                   -------              ----------
 (State or other jurisdiction           (Commission         (I.R.S. Employer
  of incorporation)                      File Number)        Identification No.)



                9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                         (Former name or former address,
                         if changed since last report.)

Item 5.04.        Temporary Suspension of Trading Under Registrant's Employee.

First National Bank of Chester County, a wholly-owned subsidiary of First Chester County Corporation (the "Corporation") has determined to retain a new provider and trustee for its Retirement Savings Plan (the "401(k) Plan"). In connection with transitioning services to the new provider and trustee, there will be a blackout period during which participants in the Plan will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold the Corporation's common stock.

In accordance with the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, on November 30, 2005, the Corporation notified its directors and executive officers of a corresponding blackout with respect to shares of the Corporation's stock held by them. A copy of the Notice of Blackout Period sent to the directors and executive officers is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

Exhibit 99.1 Notice of Blackout Period dated November 30, 2005.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 30, 2005                     FIRST CHESTER COUNTY CORPORATION


                                      By:    /s/ John Balzarini
                                             -----------------------------------
                                      Name:  John Balzarini
                                      Title: CFO and Treasurer

                                  EXHIBIT INDEX


    Exhibit No.                      Description


       99.1 Notice of Blackout Period dated November 30, 2005 to Directors and Executive Officers of First Chester County Corporation